Exhibit 10.1

AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LEASE AGREEMENT

(Stewardship Note)

THIS AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Amendment”), dated January 2, 2024, is by and among certain Affiliates of MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“MPT”), as further described on the signature pages hereto (collectively, jointly and severally, “Lessor”), and certain Affiliates of STEWARD HEALTH CARE SYSTEM LLC, a Delaware limited liability company (“Steward Health”), as further described on the signature pages hereto (collectively, jointly and severally, “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee are parties to that certain Second Amended and Restated Master Lease Agreement (Master Lease I), dated as of March 14, 2022 (as the same has been or hereafter may be modified, amended, or restated from time to time, the “Master Lease”), pursuant to which Lessor leases to Lessee certain real property and improvements (including improvements consisting of multiple healthcare facilities), as more particularly described in the Master Lease;

WHEREAS, Lessor, Lessee, and certain of their respective Affiliates are parties to that certain Forbearance Agreement, dated the date hereof (as the same may be modified, amended, or restated from time to time, the “Forbearance Agreement”), pursuant to which, among other things, the Lessees and certain of their Affiliates acknowledged the existence of certain specified defaults under the Obligation Documents and agreed to certain specified actions to affect a plan of restructuring, in exchange for which the Lessors and certain of their Affiliates agreed to forbear from exercising their rights and remedies under the Obligation Documents and advance a loan to certain Affiliates of the Lessees, subject in each case to the terms and conditions therein;

WHEREAS, certain Affiliates of the Lessees executed that certain Promissory Note, dated the date hereof (as the same may be modified, amended, or restated from time to time, the “Stewardship Note”), which secures a loan advanced by MPT TRS Lender-Steward, LLC, a Delaware limited liability company, to such Affiliates of the Lessees, with the first advance of $25,000,000.00 made on the date hereof and a second advance of up to $35,000,000.00 to be made on January 4, 2024, if and only if certain performance thresholds described in the Stewardship Note are satisfied, in each case on the terms and conditions set forth in the Stewardship Note;

WHEREAS, in connection with the Stewardship Note, Steward Health and certain other Affiliates of the Lessees executed that certain Guaranty, dated the date hereof (as the same may be modified, amended, or restated from time to time, the “Stewardship Guaranty”), pursuant to which such Affiliates of the Lessees guaranteed, among other obligations, (i) the obligations of the borrowers under the Stewardship Note and (ii) a limited portion of the obligations under the Obligation Documents (other than the Stewardship Note) as set forth in the Stewardship Guaranty; and

WHEREAS, as contemplated by the Forbearance Agreement, Lessor and Lessee desire to amend the Master Lease as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the covenants, agreements, and obligations of Steward Health and its Affiliates in the Forbearance Agreement, the Stewardship Note, and the Stewardship Guaranty, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Master Lease.

2. STATEMENT OF INTENT. Subject to Articles V, XIV, XV, XXX, and Section 16.1 of the Master Lease, the Master Lease constitutes one unitary, indivisible, non-severable true operating lease of all the Leased Property as provided in the preamble to the Master Lease. Notwithstanding anything to the contrary contained herein, Lessor and Lessee agree that the provisions of this Amendment and the Master Lease shall at all times continue to be construed, interpreted, and applied such that the intention of Lessor and Lessee to create a unitary, indivisible, non-severable true operating lease shall be preserved and maintained.

3. MATERIAL INDUCEMENT. The covenants, agreements, and obligations of Steward Health and its Affiliates under the Forbearance Agreement, the Stewardship Note, and the Stewardship Guaranty are a material inducement for the Beneficiary entering into this Amendment.

4. AMENDMENTS. Notwithstanding any provisions of the Master Lease to the contrary, effective immediately, the parties hereby amend the Master Lease as follows:

(a) Addition of Defined Terms. Article I of the Master Lease is amended to add and include the following defined terms and correlative definitions:

“Forbearance Agreement” means that certain Forbearance Agreement, dated as of January 2, 2024, among the Lessors, the Lessees, and certain of their respective Affiliates, as the same may be amended, modified, or restated from time to time.

“Stewardship Borrowers” means Steward Health Care Network, Inc., Steward Emergency Physicians, Inc., Steward Physician Contracting, Inc., and Steward Medicaid Care Network, Inc.

“Stewardship Note” means that certain Promissory Note, dated as of January 2, 2024, made by the Stewardship Borrowers in favor of MPT TRS Lender-Steward, LLC, a Delaware limited liability company, in the original principal amount of up to $60,000,000, as the same may be amended, modified, or restated from time to time.

“Stewardship Guaranty” means that certain Guaranty, dated as of January 2, 2024, executed and delivered by Steward Health and the Stewardship Borrowers in favor of MPT TRS Lender-Steward, LLC, the Lessors, and certain of their Affiliates, as the same may be modified, amended, or restated from time to time.

(b) Restated Defined Terms. Article I of the Master Lease is amended to restate the following defined terms and correlative definitions:

Major Event of Default: The occurrence of (i) an Event of Default under clause (a), (j), or (k) of Section 16.1; (ii) an Event of Default by the Guarantor under clause (c) or (g) of Section 16.1; (iii) a “Major Event of Default” under and as defined in the Mortgage Loan Agreement or Master Lease II; or (iv) a monetary or material non-monetary “Event of Default” under and as defined in the Stewardship Note.

Obligation Documents: Individually and collectively, this Lease, Master Lease II, the Real Estate Contract, the LLC Agreement (solely with respect to the MPT Required Provisions), the Mortgage Loan Documents, the CHS Master Agreement, the IASIS Real Estate Contract, the IASIS Master Agreement, the IASIS Realty Agreement, the Tenet Master Agreement, the St. Joseph Purchase Agreement, the Pikes Peak Master Agreement, the Mortgage Conversion Purchase Agreement, the Adeptus Texas Master Agreement, the Project Development Agreements, the Term Loan Promissory Note, the Arizona Master Agreement, the Big Spring Master Agreement, the Mesa Master Agreement, the Coral Terrace Master Agreement, the Utah Severance Master Agreement, the Guaranties, the Pledge Agreement, the Security Agreement, the Stand Alone Security Agreements, the Lease Assignments, the Environmental Indemnification Agreements, the Non-Competition Agreements, the Loan Guaranty, the Contribution Agreement, the MPT-Steward JV LLC Agreement, the Stapley Disposition Master Agreement, the Mid Jefferson Master Agreement, the Forbearance Agreement, the Stewardship Note, the Stewardship Guaranty, and any other “Obligation Document” under and as defined in Master Lease II, and all other leases, promissory notes, and agreements entered into between Lessor or any Affiliate of Lessor, on the one hand, and any Facility Lessee, Guarantor or any of their respective Affiliates, on the other hand, relating to the transactions contemplated under this Lease, Master Lease II, the Mortgage Loan Documents, the Term Loan Promissory Note, and the Contribution Agreement, as any of the same has been or hereafter may be amended, modified, or restated from time to time; provided however, that the Equity Purchase Agreement shall be excluded from the Obligation Documents for purposes of this Lease.

(c) Limited Modification of Lessee Obligations. Article III of the Master Lease is amended to add the following as new Section 3.1(d).

(d) Limited Modification of Lessee Obligations. Notwithstanding anything in this Lease to the contrary, Lessee’s obligations regarding the payment of Base Rent are amended as provided in Schedule 3.1(d) attached hereto.

(d) New Schedule 3.1(d). Schedule 3.1(d) attached hereto is added to the Master Lease as new Schedule 3.1(d).

5. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Amendment hereby represent and warrant to the other parties to this Amendment that (a) the recitals to this Amendment are true and correct in all respects; (b) the execution and delivery of this Amendment and the obligations created hereby have been duly authorized by all necessary proceedings on its part; (c) it has full legal right, power and authority to enter into this Amendment and to incur the obligations provided for herein; (d) this Amendment constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor’s rights or contractual obligations generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity; and (e) no approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person is required in connection with its execution and delivery of this Amendment or its consummation and performance of the transactions contemplated hereby.

6. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7. RATIFICATION. Except as expressly amended hereby, the parties hereby confirm and ratify the Master Lease in all respects.

8. NECESSARY ACTION. Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

9. JOINT DRAFTING. The parties hereto and their respective counsel have participated in the drafting and redrafting of this Amendment and the general rules of construction which would construe any provisions of this Amendment in favor of or to the advantage of one party as opposed to the other as a result of one party drafting this Amendment as opposed to the other or in resolving any conflict or ambiguity in favor of one party as opposed to the other on the basis of which party drafted this Amendment are hereby expressly waived by all parties to this Amendment.

10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 39.12 of the Master Lease.

11. INTERPRETATION; SEVERABILITY. This Amendment, including the exhibits and schedules attached hereto (if any), and other written agreements executed and delivered in connection herewith by the parties, shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment, unless the severance of such provision would be in opposition to the parties’ intent with respect to such provision.

12. ENTIRE AGREEMENT; MODIFICATION. This Amendment, together with all exhibits, schedules, and the other documents referred to herein, embody and constitute the entire understanding between the parties with respect to the transactions contemplated herein, and all prior agreements, understandings, representations and statements (oral or written) are merged into this Amendment. The parties have not relied upon, and shall not be entitled to rely upon, any prior or contemporaneous agreements, understandings, representations or statements (oral or written) other than this Amendment in effecting the transactions contemplated herein or otherwise. Neither this Amendment, any exhibit or schedule attached hereto, nor any provision hereof or thereof may be modified or amended except by an instrument in writing signed by the parties.

13. EXHIBITS AND SCHEDULES. All exhibits and schedules referred to in, or attached to, this Amendment are incorporated in this Amendment by reference.

14. COUNTERPARTS. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and shall be valid and effective for all purposes.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representative to execute this Amendment as of the date first above written.

LESSOR:

MPT OF HILLSIDE-STEWARD, LLC

MPT of Melbourne-Steward, LLC

MPT of Rockledge-Steward, LLC

MPT of Sebastian-Steward, LLC

MPT of Sharon-Steward, LLC

MPT of Warren-Steward, LLC

MPT of Youngstown-Steward, LLC

MPT OF MESA, LLC

MPT OF WEST MONROE, LLC

MPT OF PORT ARTHUR, LLC

MPT OF HOPE-STEWARD, LLC

MPT OF ODESSA-STEWARD, LLC

MPT OF PHOENIX-STEWARD, LLC

MPT of PHOENIX Behavioral-Steward, llc

MPT OF SAN ANTONIO-STEWARD, LLC

MPT OF TEMPE-STEWARD, LLC

MPT OF TEXARKANA-STEWARD, LLC

MPT OF MARICOPA RE - STEWARD, LLC

MPT OF OGDEN RE - STEWARD, LLC

MPT OF PHOENIX RE - STEWARD, LLC

MPT OF PORT ARTHUR RE - STEWARD, LLC

MPT OF SAN ANTONIO RE - STEWARD, LLC

MPT OF NORWOOD-STEWARD, LLC

MPT OF HOUSTOn-STEWARD, LLC

MPT OF HOUSTON RE-STEWARD, LLC

MPT OF BIG SPRING-STEWARD, LLC

MPT OF FLORENCE, LLC

MPT OF CORAL GABLES-STEWARD, LLC

MPT OF LAUDERDALE LAKES-STEWARD, LLC

MPT OF HIALEAH-STEWARD, LLC

mPT OF HIALEAH PALMETTO-STEWARD, LLC

MPT OF MIAMI-STEWARD, LLC

MPT of Mesa Superstition-Steward, LLC

MPT OF CORAL TERRACE-STEWARD, LLC

By: MPT Operating Partnership, L.P.

Title: Sole Member of each above-referenced entity

By: /s/ R. Steven Hamner

Name: R. Steven Hamner

Title: Executive Vice President & CFO

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4889-8007-9256" "" 4889-8007-9256